EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT (“First Amendment”), dated as of January 22, 2013 among PAN-ASIA iGATE SOLUTIONS, a company incorporated under the laws of Mauritius (the “Borrower”), DBS BANK LTD., SINGAPORE (“DBS Bank”) as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders and the Lenders. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Credit Agreement (defined below).

RECITALS:

WHEREAS, each of the Borrower, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of April 3, 2012 (the “Credit Agreement”).

WHEREAS, the Borrower has requested to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO CREDIT AGREEMENT

A. Paragraph 1 of the Preliminary Statements is hereby amended by deleting the words “Patni Computer Systems Limited (the ‘Company’) and replacing such words with the following: “iGate Computer Systems Limited (India) f/k/a Patni Computers Systems Limited (the ‘Company’ or ‘Patni India’).

B. Section 1.01 of the Credit Agreement (Defined Terms) is hereby amended by inserting the following defined terms into Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

1. “iGate India” means iGate Global Solutions Limited, a company incorporated under the laws of India.

2. “Scheme of Merger” means that certain scheme of merger between Patni India and iGate India dated as of October 26, 2012 and filed with the High Court of Judicature at Mumbai, India.

C. Section 6.17 is hereby amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof the following sentence:

The Borrower shall, and shall cause Patni India and iGate India to, collectively (including the Borrower), retain an amount of cash, Cash Equivalents and Marketable Securities at all times in an aggregate amount at least equal to the lesser of (x) $275,000,000 and (y) 110% of the aggregate outstanding principal amount of Term Loans and the aggregate Available Amount of outstanding Banker’s Guarantees.

D. Article VI is hereby amended by adding a new Section 6.20 to read as follows:

“Section 6.20 Ownership of Merged Entity. The Borrower shall take all necessary actions so that it owns at all times not less than 51% of the Equity Interests in the surviving entity from the Scheme of Merger.”

SECTION 2.     CONDITIONS PRECEDENT TO EFFECTIVENESS

The provisions set forth in Section 1 hereof shall be effective as of the date first above written (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied or waived:

1. Consents. The Administrative Agent shall have received executed signature pages hereto from each of the Required Lenders and the Borrower.

2. Expenses. All fees and out-of-pocket costs and expenses owing to the Administrative Agent and its Affiliates (including the reasonable fees and out-of-pocket costs and expenses of legal counsel to the Administrative Agent) incurred in connection with the transactions contemplated under this First Amendment shall have been paid.

3. Representations and Warranties. The representations and warranties set forth in Section 3 shall be true and correct on and as of the First Amendment Effective Date.

4. No Default or Event of Default. On and as of the First Amendment Effective Date and after giving effect to the amendments contemplated herein, no Default or Event of Default shall have occurred and be continuing.

5. Amendment to the Guaranty. The Administrative Agent shall have received an executed copy of the amendment to the Guaranty attached hereto as Exhibit A.

6. Scheme of Merger. The Administrative Agent shall have received an executed copy of the Scheme of Merger.

SECTION 3.     REPRESENTATIONS AND WARRANTIES

1. Corporate Power and Authority. The Borrower has all requisite corporate or limited liability company power and authority, as applicable, to enter into this First Amendment.

2. Authorization of Agreements. The execution and delivery of this First Amendment and the performance of its obligations under this First Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of the Borrower.

3. Binding Obligation. This First Amendment has been duly executed and delivered by the Borrower and is the legally valid and binding obligation of the Borrower enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or limiting creditors’ rights generally or equitable principles relating to enforceability.

4. Credit Agreement Representations and Warranties. The representations and warranties set forth in Article VI of the Credit Agreement and each of the other Loan Documents are true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the First Amendment Effective Date (except to the extent that such representation or warranty expressly relates to an earlier date, in which case such representations and warranties shall be true and correct (or true and correct in all material respects, in the case of any representation or warranty that is not qualified by materiality) as of such earlier date).

SECTION 4.     MISCELLANEOUS

1. Binding Effect. This First Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and the Borrower. None of the Borrower’s rights or obligations hereunder or any interest therein may be assigned or delegated without the prior written consent of all Lenders.

2. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3. Reference to Credit Agreement. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment.

4. Effect on Credit Agreement. Except as specifically amended in Section 1 of this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This First Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5. Execution. The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

6. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

7. APPLICABLE LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PAN-ASIA iGATE SOLUTIONS, as Borrower

By:	/s/ MUKUND SRINATH
Name: Mukund Srinath
Title: Authorized Signatory

By:
Name: Abdool Fareed Soreefan
Title: Director

[Signature Page to First Amendment to the Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PAN-ASIA iGATE SOLUTIONS, as Borrower

By:
Name: Mukund Srinath
Title: Authorized Signatory

By:	/s/ ABDOOL FAREED SOREEFAN
Name: Abdool Fareed Soreefan
Title: Director

DBS BANK LTD., SINGAPORE,
as Administrative Agent, Collateral Agent and a Lender

By:	/s/ PROBAL BANERJEE
Name: Probal Banerjee
Title: Senior Vice President, Institutional Banking Group

EXHIBIT A

FIRST AMENDMENT TO THE GUARANTY

This FIRST AMENDMENT (“First Amendment”), dated as of January 22, 2013 among iGATE CORPORATION, a company incorporated under the laws of Pennsylvania, iGATE, INC. a company incorporated under the laws of Pennsylvania, IGATE TECHNOLOGIES INC., a company incorporated under the laws of Pennsylvania, IGATE HOLDING CORPORATION, a company incorporated under the laws of Delaware (together with iGate Corp., iGate Technologies Inc. and iGate, Inc., the “Guarantors”), and DBS BANK LTD., SINGAPORE as administrative agent (in such capacity, the “Administrative Agent”). Reference is made to the Amended and Restated Credit Agreement dated as of April 3, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pan-Asia iGate Solutions, as borrower, the Administrative Agent, each Lender from time to time party thereto and the other parties thereto. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Guaranty (defined below) or the Credit Agreement as applicable.

RECITALS:

WHEREAS, each of the Guarantors and the Administrative Agent are parties to that certain Guaranty dated as of March 8, 2012 (the “Guaranty”).

WHEREAS, the Guarantors have requested to amend the Guaranty as set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained, the parties hereto agree as follows:

SECTION 5.     AMENDMENTS TO THE GUARANTY

A. Article II (Guaranty) of the Guaranty is hereby amended by inserting the following sections at the end thereof:

1. SECTION 2.08. Maintenance of Equity Interests of iGate India. Each of iGate Corporation and iGate, Inc. hereby agrees that it shall cause iGate India, on and after the date of the effectiveness of the Scheme of Merger, not to issue or sell any of its Equity Interests to any Person except (a) in accordance with the terms of the Scheme of Merger, (b) pursuant to employee stock ownership plans in existence on the date of the First Amendment to this Guaranty or entered into after the date of this First Amendment in the ordinary course of business, (c) in exchange, from time to time, for Equity Interests tendered under the “Open Offer” as described in the Scheme of Merger or (d) with the written consent of the Lenders.

2. SECTION 2.09. Application of Proceeds Received From the Company. iGate, Inc. hereby agrees that it shall cause iGate India (a) to retain any funds it receives on or after the date of the effectiveness of the Scheme of Merger from Patni India, in the form of distributions, dividends, payments or otherwise except payments made or received during the normal course of business, in an aggregate amount, on any date of determination, not to exceed 110% of the outstanding principal amount of Term Loans and the aggregate Available Amount of outstanding Banker’s Guarantees and (b) to not use any such funds except for the payment (after obtaining all necessary government approvals therefore) of Obligations under the Credit Agreement.

3. SECTION 2.10. Negative Pledge. Each of iGate Corporation and iGate, Inc. hereby agrees that it shall not create, incur, assume or permit to exist any Lien on Capital Stock of iGate India held by it from time to time.

SECTION 6.     REPRESENTATIONS AND WARRANTIES

1. Corporate Power and Authority. Each of Guarantors has all requisite corporate or limited liability company power and authority, as applicable, to enter into this First Amendment.

2. Authorization of Agreements. The execution and delivery of this First Amendment and the performance of its obligations under this First Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, on the part of each of the Guarantors.

3. Binding Obligation. This First Amendment has been duly executed and delivered by each of the Guarantors and is the legally valid and binding obligation of each of the Guarantors enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws relating to or limiting creditors’ rights generally or equitable principles relating to enforceability.

SECTION 7.     MISCELLANEOUS

1. Binding Effect. This First Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Administrative Agent, each of the Lenders and each of the Loan Parties.

2. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3. Reference to Guaranty. On and after the First Amendment Effective Date, each reference in the Guaranty to “this Guaranty”, “hereunder”, “hereof”, “herein” or words of like import referring to the Guaranty, and each reference in the other Loan Documents to the “Guaranty”, “thereunder”, “thereof” or words of like import referring to the Guaranty shall mean and be a reference to the Guaranty as amended by this First Amendment.

4. Effect on the Guaranty. Each Guarantor hereby consents to the First Amendment dated as of the date hereof to the Credit Agreement and hereby confirms, acknowledges and agrees that (a) except as specifically amended in Section 1 of this First Amendment, the Guaranty, the other Loan Documents to which it is a party and the obligations of such Guarantor contained in any such Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and the First Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement, (b) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby.

5. Execution. The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Guaranty or any of the other Loan Documents.

6. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

7. APPLICABLE LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

iGATE Corporation, as Guarantor

By:	/s/ SUJIT SIRCAR
Name: Sujit Sircar
Title: Chief Financial Officer

iGATE Holding Corporation, as Guarantor

By:	/s/ SUJIT SIRCAR
Name: Sujit Sircar
Title: Director

iGATE, Inc., as Guarantor

By:	/s/ MUKUND SRINATH
Name: Mukund Srinath
Title: Secretary

iGATE Technologies Inc., as Guarantor

By:	/s/ MUKUND SRINATH
Name: Mukund Srinath
Title: Secretary

[Signature Page to First Amendment to the Guaranty]

DBS BANK LTD., SINGAPORE,
as Administrative Agent

By:	/s/ PROBAL BANERJEE
Name: Probal Banerjee
Title: Senior Vice President, Institutional Banking Group

[Signature Page to First Amendment to the Credit Agreement]